UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2013

THOMPSON CREEK METALS COMPANY INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-33783	98-0583591
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

26 West Dry Creek Circle
Suite 810
Littleton, Colorado 80120
(Address of Principal Executive Offices)

(303) 761-8801
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 1, 2013, March 4, 2013 and March 5, 2013, Thompson Creek Metals Company Inc. (the “Company”), entered into amendments to the performance share unit award agreements entered into in 2010, 2011 and 2012 with each of Kevin Loughrey, the Company's Chairman and Chief Executive Officer, S. Scott Shellhaas, the Company's President and Chief Operating Officer, Pamela L. Saxton, the Company's Executive Vice President and Chief Financial Officer, Mark A. Wilson, the Company's Executive Vice President and Chief Commercial Officer and Wendy Cassity, the Company's Vice President, General Counsel and Secretary (the “PSU Amendments”), and amendments to the restricted share unit award agreements entered into in 2012 with Mr. Loughrey, Ms. Saxton and Mr. Wilson (the “RSU Amendments”). The PSU Amendments revise the award agreements governing these executives' PSUs awarded in 2010, 2011 and 2012 to provide that, upon a termination without cause, all PSUs will vest at “target” and, upon a change of control, the Company will be deemed to have achieved “target” performance and the Compensation and Governance Committee of the Company's Board of Directors (the “Committee”) will determine that either: (i) all such PSUs will immediately vest and settle upon the change of control, or (ii) the successor corporation must assume all such PSUs provided that, if assumed by the successor corporation, such PSUs will immediately vest and settle in the event that the executive is terminated or demoted during the 12-month period following the change of control. This modification was made to conform the treatment of previously-issued PSUs among the Company's executives, and to eliminate ambiguity in Mr. Shellhaas's and Ms. Cassity's employment agreements regarding treatment of PSUs upon a termination without cause and a change of control. The RSU Amendments revise the award agreements governing certain executives' previously-issued RSUs to provide that, upon a termination without cause, all RSUs which would have vested within the following 24-month period will immediately vest and, upon a change of control, all RSUs which would have vested within the following 36-month period will immediately vest. This modification was made to conform the treatment of previously-issued RSUs among the Company's executives.
Pursuant to new forms of PSU and RSU award agreements for the Company's executives, copies of which are attached as Exhibits 10.37 and 10.38 to the Company's Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 25, 2013 (the “New Award Agreements”), in connection with a change of control of the Company, with respect to RSUs, the Committee shall make a determination that either: (i) all outstanding RSUs will immediately vest and settle upon the change of control, or (ii) the successor corporation must assume the outstanding RSUs, provided that, if assumed by the successor corporation, such RSUs will immediately vest and settle in the event that the executive is terminated or demoted during the 12-month period following the change of control. Pursuant to the New Award Agreements, in connection with a change of control of the Company, with respect to PSUs, the Company will be deemed to have achieved “target” performance and the Committee shall make a determination that either: (i) any such PSUs will immediately vest and settle upon the change of control, or (ii) the successor corporation must assume any such PSUs, provided that, if assumed by the successor corporation, such PSUs will immediately vest and settle in the event that the executive is terminated or demoted during the 12-month period following the change of control. Pursuant to the New Award Agreements, in connection with termination without cause, all unvested RSUs and PSUs are forfeited, subject to Committee discretion to determine otherwise. On March 3, 2013, the Company granted PSUs and RSUs to the Company's executive officers under the New Award Agreements.
The foregoing descriptions of the PSU Amendments and the RSU Amendments is summary in nature, and is subject to, and qualified in its entirety by, the full text of the PSU Amendments and the RSU Amendments, copies of which are attached hereto as Exhibits 10.1-10.8 and incorporated herein by reference. The foregoing descriptions of the New Award Agreements is summary in nature, and is subject to, and qualified in its entirety by, the full text of the New Award Agreements, copies of which are attached Exhibits 10.37 and 10.38 to the Company's Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 25, 2013 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
10.1	Amendment to Restricted Share Unit Award Agreement, dated March 5, 2013, between TCM and Kevin Loughrey.
10.2	Amendment to Performance Share Unit Award Agreement, dated March 5, 2013, between TCM and Kevin Loughrey.
10.3	Amendment to Performance Share Unit Award Agreement, dated March 4, 2013, between TCM and S. Scott Shellhaas.
10.4	Amendment to Restricted Share Unit Award Agreement, dated March 4, 2013, between TCM and Pamela L. Saxton.
10.5	Amendment to Performance Share Unit Award Agreement, dated March 4, 2013, between TCM and Pamela L. Saxton.
10.6	Amendment to Restricted Share Unit Award Agreement, dated March 1, 2013, between TCM and Mark Wilson.
10.7	Amendment to Performance Share Unit Award Agreement, dated March 1, 2013, between TCM and Mark Wilson.
10.8	Amendment to Performance Share Unit Award Agreement, dated March 1, 2013, between TCM and Wendy Cassity.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMPSON CREEK METALS COMPANY INC.

	By:	/s/ Wendy Cassity
Date: March 6, 2013	Name:	Wendy Cassity
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Amendment to Restricted Share Unit Award Agreement, dated March 5, 2013, between TCM and Kevin Loughrey.
10.2	Amendment to Performance Share Unit Award Agreement, dated March 5, 2013, between TCM and Kevin Loughrey.
10.3	Amendment to Performance Share Unit Award Agreement, dated March 4, 2013, between TCM and S. Scott Shellhaas.
10.4	Amendment to Restricted Share Unit Award Agreement, dated March 4, 2013, between TCM and Pamela L. Saxton.
10.5	Amendment to Performance Share Unit Award Agreement, dated March 4, 2013, between TCM and Pamela L. Saxton.
10.6	Amendment to Restricted Share Unit Award Agreement, dated March 1, 2013, between TCM and Mark Wilson.
10.7	Amendment to Performance Share Unit Award Agreement, dated March 1, 2013, between TCM and Mark Wilson.
10.8	Amendment to Performance Share Unit Award Agreement, dated March 1, 2013, between TCM and Wendy Cassity.